INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED MAY 28, 2026 TO THE PROSPECTUSES
and statement of additional information
DATED DECEMBER 19, 2025 OF:
Invesco MSCI North America Climate ETF (KLMN)
(the “Fund”)
The Fund seeks to track the investment results (before fees and expenses) of the MSCI Global Climate 500 North America Selection Index (the “Underlying Index”). The Underlying Index is a subset of the MSCI ACWI Select Climate 500 Index (the “Parent Index”). MSCI Inc. (the “Index Provider”) has announced certain changes to the names and methodologies of the Underlying Index and the Parent Index, which are effective June 1, 2026. Accordingly, effective June 1, 2026, the Fund’s Prospectuses and Statement of Additional Information are revised as follows:
1.
All references to the current names of the Underlying Index and Parent Index are replaced with the indexes’ new names, as shown below:
Current Name	New Name
MSCI Global Climate 500 North America Selection Index (Underlying Index)	MSCI Global Select 500 – North America Subset Index (Underlying Index)
MSCI ACWI Select Climate 500 Index (Parent Index)	MSCI ACWI Select 500 Index (Parent Index)

2.
All references to “MSCI ESG Research LLC” are replaced with “MSCI Solutions.”
3.
The third paragraph in the section titled Principal Investment Strategies of the Summary Prospectus and the section titled Summary Information – Principal Investment Strategies of the Statutory Prospectus is deleted and replaced with the following:
To construct the Parent Index, the Index Provider conducts screens on the companies within the MSCI ACWI ex Select Countries Index (the “Index Universe”) to exclude companies in the business of controversial or nuclear weapons, thermal coal mining, or thermal coal-based power generation. The exclusions for companies in the business of controversial weapons or nuclear weapons apply only to companies classified (based on the Index Provider’s methodology) in countries that are neither members of the North Atlantic Treaty Organization (“NATO”), NATO Indo-Pacific partners (as determined by the Index Provider), nor Switzerland. Exclusions for companies in the business of thermal coal mining and thermal coal-based power generation are based on criteria that evaluates if such companies do not have at least one active carbon emissions reduction target approved by the Science Based Targets initiative (“SBTi”), and a certain percentage of revenue thresholds.
4.
The sixth paragraph in the section titled Principal Investment Strategies of the Summary Prospectus and the section titled Summary Information – Principal Investment Strategies of the Statutory Prospectus is deleted and replaced with the following:
The final portfolio of securities is constructed according to certain constraints within the Parent Index methodology that are designed to minimize exposure to physical and transition risks of climate change:
●
at least a 6% average reduction per year in greenhouse gas (“GHG”) emissions relative to a company’s enterprise value including cash, taking into account the company’s Scope 1 and 2 emissions relative to the GHG Intensity of the Index Universe. Scope 1 emissions are direct GHG emissions that occur from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions generated in the production of electricity consumed by the organization. GHG Intensity measures a company’s Scope 1 and 2 emissions relative to its enterprise value including cash.
●
at least a 20% increase, relative to the Index Universe, in the aggregate weight of companies having one or more active carbon emissions reduction target(s) approved by the SBTi, starting from December 2021.

5.
The last sentence of the first paragraph in the section currently titled Additional Information About the Fund’s Strategies and Risks – MSCI Global Climate 500 North America Selection Index of the Statutory Prospectus is deleted and replaced with the following:
To construct the universe of constituents eligible for inclusion in the Parent Index, the Index Provider first screens companies within the Index Universe using certain exclusionary criteria to remove securities of companies that:
(1) are classified in a country that is neither a member of NATO, a NATO Indo-Pacific partner, nor Switzerland and have any tie to controversial weapons (e.g., cluster munitions, landmines, depleted uranium weapons, biological/chemical weapons, blinding lasers, non-detectable fragments and incendiary weapons);
(2) are classified in a country that is neither a member of NATO, a NATO Indo-Pacific partner, nor Switzerland and manufacture nuclear weapons or components for use in nuclear weapons, manufacture or assemble delivery platforms for the delivery of nuclear weapons (or the components of such platforms), or provide related auxiliary services;
(3) do not have at least one active carbon emissions reduction target approved by the SBTi and derive 5% or more revenue from the mining of thermal coal and its sale;
(4) do not have at least one active carbon emissions reduction target approved by the SBTi and derive 5% or more revenue from thermal coal-based power generation, have 5% or more capacity attributed to thermal coal-based power generation, or generate 5% or more power from thermal coal; and
(5) have an MSCI ESG Controversy Score of 0.
(The SBTi is a partnership among the CDP (an international non-profit that operates a system for the disclosure of issuers’ environmental impact), the World Resources Institute, the World Wide Fund for Nature; and the UN Global Compact. It develops standards, tools and guidance designed to allow companies to set GHG emissions reductions targets.)
6.
The second sentence of the second paragraph in the section currently titled Additional Information About the Fund’s Strategies and Risks – MSCI Global Climate 500 North America Selection Index of the Statutory Prospectus is deleted and replaced with the following:
The final portfolio of securities is constructed according to certain constraints within the Parent Index methodology that are designed to minimize the Index Universe’s exposure to physical and transition risks of climate change:
●
at least a 6% average reduction per year in GHG emissions relative to a company’s enterprise value including cash, taking into account the company’s Scope 1 and 2 emissions relative to the GHG Intensity of the Index Universe. Scope 1 emissions are direct GHG emissions that occur from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions generated in the production of electricity consumed by the organization. GHG Intensity measures a company’s Scope 1 and 2 emissions relative to its enterprise value including cash.
●
at least a 20% increase, relative to the Index Universe, in the aggregate weight of companies having one or more active carbon emissions reduction target(s) approved by the SBTi, starting from December 2021.
Please Retain This Supplement for Future Reference.
KLMN-PRO-SUP 052826